SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2003

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-19404                    95-4359228
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)




                              11108 NE 106th PLACE
                           KIRKLAND, WASHINGTON 98033

          (Address of principal executive offices, including zip code)

                                ( 425-869-7410 )
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

         (a) Previous independent accountants

     The Board of Directors and Audit Committee of the Board of Directors of American United Global, Inc. dismissed its independent accountants,
PricewaterhouseCoopers LLP, on February 15, 2003. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of American United Global, Inc. as of July 31, 2002 and 2001 and for the years then ended contained no adverse opinions or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope, or accounting principle except that the reports of PricewaterhouseCoopers LLP for each of the past two fiscal years contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. In connection with its audits of the consolidated financial statements of American United Global, Inc. as of July 31, 2002 and 2001 and for the years then ended, and during the interim period between August 1, 2002 and February 15, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidate financial statements for such years. American United Global, Inc. has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 21, 2003 is filed as
Exhibit 16.0 to this Form 8-K.


(b) New independent accountants

     American United Global, Inc., with the approval of the Audit Committee of the Board of Directors, engaged Bagell Josephs & Company, LLC as its new independent accountants as of February 15, 2003.


     During the two fiscal years and the subsequent interim period prior to the engagement of Bagell Josephs & Company LLC on February 15, 2003, American United Global, Inc. did not consult with Bagell Josephs & Company, LLC regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on American United Global, Inc.'s financial statements; or on any matter that was either the subject of a disagreement or a reportable event.



Item 5. Other Events and Regulation FD Disclosure

16.0          PricewaterhouseCoopers LLP letter related to Item 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMERICAN UNITED GLOBAL, INC.



                                               By: /s/ David M. Barnes
                                               -----------------------
                                               David M. Barnes
                                               Chief Financial Officer



Dated: February 21, 2003